Exhibit 10.01

SHARE PURCHASE AGREEMENT (this “Agreement”), is dated as of May 31, 2007, by and among PRIME TIME CABLE, INC., a Florida corporation the “Buyer”), and AIMS INTERACTIVE, INC., a Nevada corporation (the “Seller”).

RECITALS:

WHEREAS, Seller owns all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), issued by PRIME TIME BROADBAND, INC., a Florida corporation (the “Company”); and

WHEREAS, subject to the terms and conditions set forth herein, Seller desires to sell, and Buyer desires to purchase, the Shares.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound hereby, agree as follows:

1.

PURCHASE AND SALE.

1.1.

Purchase and Sale of Securities.  Subject to the terms and conditions herein, including satisfaction of the applicable conditions set forth in Section 6, on the Closing Date (as defined in Section 5):

(a)

Seller shall sell, transfer, assign and deliver to Buyer certificates evidencing all of the Shares (100% ownership), accompanied by one or more stock powers duly executed by such Seller in blank; and

(b)

Buyer shall purchase from and pay Seller for the Shares the Purchase Price therefore, as set forth in Section 1.2.

1.2.

Purchase Price.  The purchase price for the Shares shall be equal to and shall be paid in the form of 200,000 shares of AIMS Worldwide, Inc. (the “AIMS Shares”).  Buyer will deliver the AIMS Shares to Seller at Closing, together with one or more stock powers duly executed by Buyer in blank (the "Purchase Price").

2.

REPRESENTATIONS AND WARRANTIES OF SELLER.  Seller represents, warrants and covenants to Buyer as follows:

2.1.

Corporate Organization. Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

2.2.

Due Execution. Seller has taken all action required by its organizational documents to authorize its execution, delivery and performance of this Agreement and its consummation of the transactions contemplated hereby.

2.3.

Enforceability. This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

2.4.

Title. Seller is the record owner of the Shares, free and clear of all liens, claims, options, charges, trusts, security interests, rights of first refusal, transfer restrictions or other encumbrances, other than those imposed by applicable securities law, and (b) the agreement(s), of which there are none with respect to Seller (collectively, the “Encumbrances”), and upon closing of the purchase and sale of the Shares in accordance with this Agreement, Buyer will acquire good title to the Shares sold by Seller, free and clear of all Encumbrances created or incurred by Seller.

3.

REPRESENTATIONS AND WARRANTIES OF BUYER.  Buyer represents, warrants and covenants to Seller as follows:

3.1.

Corporate Organization. Buyer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

3.2.

Due Execution. Buyer has taken all action required by its organizational documents to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

3.3.

Enforceability. This Agreement has been duly executed and delivered by Buyer and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

3.4

Investment Purpose.

(a)

Buyer understands that (i) the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any jurisdiction, (ii) the Shares may need to be held indefinitely, and Buyer must continue to bear the economic risk of the investment in the Shares unless they are subsequently registered under such securities laws or an exemption from such registration is available, and (iii) there is not and may never be a public market for the Shares.

(b)

Buyer is acquiring the Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

(c)

Buyer is an “accredited investor” as defined under Rule 501 of SEC Regulation D promulgated under the Securities Act.

3.5

Information. Buyer and its advisors, if any, have been furnished with all materials and information relating to the business, finances and operations of the Company, and to the offer and sale of the Shares, that they have requested.  Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and the Seller.

4.

CASH, ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE.  Buyer acknowledges and agrees that all cash balances on hand at the Company, and the Company’s affiliated entities Emerald Island Communications, LLC, a Florida limited liability company, Terra Verde Communications, LLC, a Florida limited liability company, Solana Communications, LLC, a Florida limited liability company, Aviana Communications, LLC, a Florida limited liability company, Encantada Communications, LLC, a Florida limited liability company, Bellavida Communications, LLC, a Florida limited liability company (the “Affiliated Entities”) shall be distributed to Seller on or before the Closing so that after Closing the Company and the Affiliated Entities will have no cash on hand.  In addition, all accounts receivable held by the Company and the Affiliated Entities as of the Closing will be assigned to Seller, and Buyer will assist Seller, post-closing, to the extent reasonable requested, but at no out of pocket cost to Buyer, in the collection of the assigned accounts receivable.  Seller will assume and agree to pay, as of the Closing, all accounts payable of the Company and the Affiliated Entities as well as any tax obligations as the same become due and payable in the ordinary course, in addition Seller will be responsible for Will Strickler’s Discover charges incurred prior to Closing no later than May 31st, 2007, and Will Strickler’s commission check for services provided before date of closing in the amount of $2,916. Seller shall be obligated to pay all taxes of the Company incurred from January 1st, 2007 to the date of Closing. All obligations of Prime Time Broadband Inc, arising on or before the Closing shall be the responsibility of the Seller.  The Seller agrees to hold harmless and indemnify the Buyer for payment of any cost of litigation for said obligations.  Should the closing date be extended from May 31st, 2007, any costs incurred shall be prorated between the parties; the Seller paying those costs incurred prior to closing, and Buyer paying those costs incurred post closing.

5.

CLOSING. Closing of the sale and purchase of the Shares (the "Closing") shall take place at the offices of Prime Time Broadband, Inc., on the date (the “Closing Date”) of May 31st, 2007 or such earlier or later date as the parties shall mutually agree.

6.

CONDITIONS TO CLOSING.

6.1

Mutual Conditions

. The obligations of each party to consummate the transactions contemplated by this Agreement to be consummated by such party shall be subject to the fulfillment at or prior to the Closing of each of the following conditions, any and all of which may be waived, in whole or in part, by Buyer and by Seller:

(a)

No Injunction.  On the Closing Date, there shall be no effective injunction, writ or preliminary restraining order or any order of any nature issued by a court or governmental authority of competent jurisdiction to the effect that the transactions contemplated by this Agreement may not be consummated as herein provided, and no proceeding or lawsuit shall have been commenced by any governmental authority or other person for the purpose of obtaining any such injunction, writ or order.

(b)

Filings and Consents. All consents, authorizations, orders or approvals of, and filings or registrations with, any governmental authority which are required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been obtained or made and shall be in full force and effect.

(c)

Third Party Consents.  All consents, authorizations, or approvals of, and notices to, any person (other than a governmental authority) which are required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including under each of the agreements indicated on Schedule A, shall have been obtained or made and shall be in full force and effect, and all rights of first refusal with respect to the sale or transfer of the Shares shall have expired or been waived by the beneficiaries thereof.

6.2

Conditions to the Obligation of Buyer

. The obligation of Buyer to purchase the Shares to be sold by Seller shall be subject to the fulfillment prior to or at Closing of each of the following conditions, any and all of which may be waived, in whole or in part, by Buyer to the extent permitted by applicable law:

(a)

Representations and Warranties; Performance of Obligations.

(i)

The representations and warranties made by Seller in this Agreement shall have been true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though such representations and warranties were made as of the Closing Date (or on the date when made in the case of any representation or warranty which specifically relates to an earlier date).

(ii)

Seller shall have duly performed or complied, in all material respects, with all of the covenants, obligations and conditions to be performed or complied with by them under the terms of this Agreement prior to or at Closing.

(iii)

There shall not have occurred any event, circumstance, change, occurrence or effect that, individually or in the aggregate with all other events, has or would reasonably be anticipated to have in the future a material and adverse effect upon the assets, liabilities, business, condition (financial or otherwise), results of operation, or employee, customer or supplier relations of the Company.

(b)

Closing Deliveries. Prior to or at the Closing, the Seller shall have delivered the following documents to Buyer, in form and substance reasonably acceptable to Buyer:

(i)

if the subject Seller is a legal entity, a certificate of an authorized officer of such Seller, dated as of the Closing Date, (A) to the effect that the conditions to be satisfied by the subject Seller specified in this Section 6.2 have been satisfied, (B) attaching a true and complete copy of the resolutions of such Seller’s board of directors or other managing body authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and certifying that such resolutions have not been amended and remain in full force and effect as of the Closing Date, and (C) certifying as to the incumbency of such Seller’s officer(s) or other authorized person(s) executing this Agreement and the documents required to be delivered by it in connection herewith; and

(ii)

certificates representing all of the Shares to be sold by Seller, duly endorsed in blank or accompanied by duly executed stock transfer powers.

6.3

Conditions to the Obligation of Seller

. The obligation of Seller to sell the Shares to be sold by Seller shall be subject to the fulfillment prior to or at the Closing of each of the following conditions, any and all of which may be waived, in whole or in part, by Seller to the extent permitted hereby and by applicable law:

(a)

Representations and Warranties; Performance of Obligations.

(i)

The representations and warranties made by Buyer in this Agreement shall have been true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though such representations and warranties were made as of the Closing Date (or on the date when made in the case of any representation or warranty which specifically relates to an earlier date).

(ii)

Buyer shall have duly performed or complied, in all material respects, with all of the covenants, obligations and conditions to be performed or complied with by it under the terms of this Agreement prior to or at the Closing.

(b)

Closing Deliveries.  Prior to or at the Closing, Buyer shall have delivered to Seller a certificate of an authorized officer of Buyer, dated as of the Closing Date, in form and substance reasonably acceptable to Seller, (i) to the effect that the conditions to be satisfied by Buyer specified in this Section 6.3 have been satisfied, (ii) attaching a true and correct copy of the resolutions of Buyer’s board of directors or other managing body authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and certifying that such resolutions have not been amended and remain in full force and effect as of the Closing Date, and (iii) certifying as to the incumbency of Buyer’s officer(s) or other authorized person(s) executing this Agreement and the documents required to be delivered by it in connection herewith.

(c)

Purchase Price.  Prior to or at the Closing, Buyer shall have delivered to Seller the Purchase Price payable for all of the Shares to be sold by Seller to Buyer hereunder.

7.

TERMINATION

7.1

Termination.

This Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to Closing:

(a)

by written notice of  either Seller or Buyer;

(b)

by either Seller or Buyer, if the Closing shall not have been consummated on or before May 31st, 2007 (the “Termination Date”), unless extended by written agreement of Seller and Buyer;

(c)

by either Buyer or Seller, if any governmental authority of competent jurisdiction shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

(d)

by Seller if, between the date hereof and the time scheduled for the Closing: (i) there shall have been a material breach of any representation or warranty of Buyer contained in this Agreement which Buyer fails to cure within twenty (20) days after receipt of notice from Seller; or (ii) Buyer shall have materially breached any covenant or agreement contained in this Agreement to be complied with by Buyer and shall have failed to cure such breach within ten (10) days after receipt of notice from Seller;

(e)

by Buyer if, between the date hereof and the time scheduled for the Closing: (i) there shall have been a material breach of any representation or warranty of Seller contained in this Agreement which Seller fails to cure within ten (10) days after receipt of notice from Buyer; or (ii) Seller shall have materially breached any covenant or agreement contained in this Agreement to be complied with by Seller and shall have failed to cure such breach within ten (10) days after receipt of notice from Buyer;

(f)

by Seller, if Buyer shall fail or refuse to deliver at or prior to the Closing (i) to Seller the Purchase Price for the Shares, or (ii) any other documents required to be delivered by Buyer hereunder; or

(g)

by Buyer, if Seller shall fail or refuse to deliver to Buyer, at or prior to the Closing, (i) the Shares to be sold by Seller hereunder, or (ii) any other documents required to be delivered by Seller hereunder.

7.2

Notice.  If Seller or Buyer shall terminate this Agreement pursuant to Section 7.1, such termination shall be effected by written notice to the other parties specifying the provision pursuant to which such termination is made.

7.3

Effect of Termination

.  If this Agreement is terminated pursuant to Section 7.1, all rights and obligations of the subject parties shall terminate and no such party shall have any liability to the other parties hereunder; provided, however, that notwithstanding anything to the contrary contained herein, the termination of this Agreement pursuant to Section 7.1 shall not release any party from any liability for any breach by such party of the terms and provisions of any prior Agreements prior to such termination.

8.

MISCELLANEOUS.

8.1

Governing Law; Jury Trial.  The internal laws of the State of Florida shall govern all questions concerning the construction, validity, enforcement and interpretation of this Agreement, without giving effect to any choice of law or conflict of law provision or rule.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

8.2

Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties; provided, however, that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

8.3

No Brokers.  Buyer and Seller represent that no broker, finder or similar agent has been employed by or on its behalf, and no other person with which it has had dealings or communications of any kind is entitled to a commission or similar compensation in connection with the transactions contemplated by this Agreement.

8.4

Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

8.5

Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

8.6

Entire Agreement; Amendments.  This Agreement supersedes all other prior oral or written agreements between the Seller and Buyer, and contains the entire understanding of such parties, with respect to the matters covered herein and, except as specifically set forth herein, no party makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Seller and Buyer.

8.7

Notices.  Any notices, consents, waivers or other communications required or permitted to be given under this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to Seller:

AIMS Interactive, Inc.

905 E. M L King Drive, Suite 220

Tarpon Springs, FL  34689

Telephone:

(727) 937-8555

Facsimile:

(727) 937-5088

Attention:

Chris Petersen, President

If to Buyer:

Prime Time Cable, Inc.

365 Taft-Vineland Road, Suite 101

Orlando, FL  32824

Telephone:

(407) 240-4040

Facsimile:

(407) 856-8265

Attention:

William J. Strickler, President

Any party may change the address and/or facsimile number at which notice is to be provided by written notice given to each other party at least five (5) days prior to the effectiveness of such change.

8.8

Successors and Assigns.  No Party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other Party. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

8.9

No Third Party Beneficiaries.  This Agreement is intended for the exclusive benefit of the parties hereto and is not for the benefit of, and may not be enforced by, any other person.

8.10

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, included but not limited to vehicle title registrations and cable service agreements, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

8.11

Remedies.  Any person having any rights under this Agreement may enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of this Agreement and to exercise all other rights granted by law.  The losing party shall pay the prevailing party’s attorneys fees and costs of any litigation should litigation become necessary to enforce the rights and obligations arising out this Agreement.

8.12

Expenses. Each Seller and Buyer shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

8.13

CONFIDENTIALITY; PUBLICITY.  Except as may be required by law, court order or as otherwise permitted or expressly contemplated hereby, no party hereto or their respective affiliates, employees, agents and representatives shall disclose to any third party the subject matter or terms of this Agreement without the prior consent of the other party hereto.  Subsequent to the Closing Date, the parties shall in good faith cooperate to prepare a press release or public announcement with respect to the transactions contemplated by this Agreement.  Other than the foregoing, no press release or other public announcement related to this Agreement or the transactions contemplated hereby will be issued by either party without the prior approval of the other party, except that either party may make such public disclosure which it believes in good faith to be required by law (in which case such party will consult with the other party hereto prior to making such disclosure).  Notwithstanding anything herein to the contrary, either party to this Agreement (and any employee, representative, or other agent of either party to this Agreement) may disclose to any and all persons the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure; provided, that the foregoing shall not permit disclosure of information in violation of federal or state securities laws or disclosure of the identity of the parties hereto.

IN WITNESS WHEREOF, this Share Purchase Agreement has been executed by each of the parties hereto on the day and year first written above.

BUYER:

Prime Time Cable, Inc.

By:

/s/ William J. Strickler

Name:  William J. Strickler

Title:     President

SELLER:

AIMS Interactive, Inc.

By:

/s/ Chris Petersen

Name:  Chris Petersen

Title:     President